                                                                   Exhibit 24(b)

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 6, 2011


/s/ ANURAG CHANDRA
------------------------------------
Anurag Chandra
Director and Executive
Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 6, 2011


/s/ LARRY M. SEDILLO
------------------------------------
Larry M. Sedillo
Director, Vice President and
Chief Operations Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                      ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 6, 2011


/s/ SAMUEL H. PILCH
--------------------------------------
Samuel H. Pilch
Director, Senior Group Vice President
and Controller